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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
Florida Gaming Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FLORIDA GAMING CORPORATION

May 14, 2001

Dear Florida Gaming Stockholder:

    You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Florida Gaming Corporation which will be held on June 13, 2001 at the Clubhouse at Tara Club Estates, 100 Tara Blvd., Loganville, Georgia 30052 at 3:00 p.m., local time. We hope you will be able to attend.

    The enclosed meeting notice and proxy statement contain details concerning the business to come before the Meeting. You will note that the Board of Directors of the Company recommends a vote:

  •
  "FOR" the election of seven directors to serve until the 2002 Annual Meeting of Stockholders.

  •
  "FOR" the appointment of King & Company PSC as the Company's auditor for 2001.

    Please sign and return your proxy card in the enclosed envelope at your earliest convenience to assure that your shares will be represented and voted at the Meeting even if you cannot attend. Included in these materials is the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000.

W. B. Collett
Chairman of the Board and
Chief Executive Officer

FLORIDA GAMING CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Meeting Date: June 13, 2001

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of Florida Gaming Corporation.

    The Meeting will be held at the Clubhouse in Tara Club Estates, 100 Tara Blvd., Loganville, Georgia 30052, on June 13, 2001 at 3:00 p.m., local time, for the following purposes:

  1.
  To elect seven directors to serve until the 2002 Annual Meeting of Stockholders;

  2.
  To ratify the selection of King & Company PSC, as the Company's auditor for the year ended December 31, 2001.

  3.
  To transact such other business as may properly come before the Meeting and any adjournments thereof.

    Stockholders of record at the close of business on May 14, 2001 are entitled to notice of and to vote at the Meeting, and any adjournments thereof.

    A list of stockholders of the Company as of the close of business on May 14, 2001 will be available for inspection during normal business hours from May 24, 2001 through June 12, 2001 at the office of the Company located at 3200 Highway 81 South, Loganville, Georgia 30052.

                      By Order of the Board of Directors

                      W. B. Collett, Jr.
                      Executive Vice President and Secretary

May 14, 2001

EACH STOCKHOLDER IS URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY. IF A STOCKHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

FLORIDA GAMING CORPORATION
3500 N.W. 37th Avenue
Miami, Florida 33142
(305) 633-6400

PROXY STATEMENT FOR ANNUAL MEETING
OF STOCKHOLDERS

    This Proxy Statement is furnished to the holders of common stock (the "Common Stock") of Florida Gaming Corporation (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company to be voted at the Annual Meeting of Stockholders of the Company to be held at the Clubhouse at Tara Club Estates, 100 Tara Blvd., Loganville, Georgia 30052, on June 13, 2001 at 3:00 p.m., local time, and at any adjournments thereof (the "Meeting").

    All proxies delivered pursuant to this solicitation are revocable at any time at the option of the persons executing them by giving written notice to the Secretary of the Company, by delivering a later proxy, or by voting in person at the Meeting.

    The mailing address of the principal executive offices of the Company is Florida Gaming Corporation, 3500 N.W. 37th Avenue, Miami, Florida 33142. The approximate date on which this Proxy Statement and form of proxy are first being sent or given to stockholders is May 24, 2001.

    At the Meeting, stockholders will be asked to vote on the election of nominees to the Board of Directors and the ratification of King & Company PSC as the Company's auditor for the year ended December 31, 2001.

    All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Regarding the election of directors to serve until the 2002 Annual Meeting of Stockholders, in voting by proxy, stockholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees. Regarding the ratification of King & Company PSC as the Company's auditor for the year ended December 31, 2001, stockholders may vote in favor of, against or abstain from voting on the proposal. Stockholders should specify their choice on the enclosed form of proxy.

    If no specific instructions are given with respect to the matters to be acted upon, the shares represented by a properly signed and dated proxy will be voted "FOR" the election of all nominees and "FOR" the ratification of King & Company PSC as the Company's auditor for the year ended December 31, 2001.

    The election of directors will require the affirmative vote by the holders of a plurality of the shares of Common Stock of the Company voting in person or by proxy at the Annual Meeting and all other actions will require the affirmative vote by the holders of a majority of the shares of Common Stock of the Company voting in person or by proxy at the Annual Meeting.

    Only holders of record of shares of Common Stock of the Company at the close of business on May 14, 2001 (the "Record Date") are entitled to vote at the Annual Meeting or adjournments thereof. Each holder of record on the Record Date is entitled to one vote on all matters considered for each share of Common Stock of the Company so held. On the Record Date, there were 6,189,395 shares of Common Stock of the Company issued and outstanding. A majority of the outstanding shares will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

ELECTION OF DIRECTORS

Board of Directors

    The Board of Directors of the Company, pursuant to the By-Laws of the Company, has set the number of directors of the Company at seven. All directors elected at the Meeting will hold office until the next annual meeting of stockholders following their election and until their successors are elected and qualified.

    The Board of Directors has nominated W. Bennett Collett, W. Bennett Collett, Jr., George W. Galloway, Jr., Roland M. Howell, Robert L. Hurd, Timothy L. Hensley, and William C. Haddon for election at the Meeting.

Directors and Executive Officers

    The following table sets forth certain information concerning the Company's executive officers and directors as of the Record Date:

Name	Age	Position with the Company	Director of Executive Officer Since
W. Bennett Collett	68	Chief Executive Officer, Director and Chairman	1993
Robert L. Hurd	62	President and Director	1993
W. Bennett Collett, Jr.	45	Executive V.P., Secretary And Director	1993
Timothy L. Hensley	45	Director	1997
George Galloway, Jr.	68	Director	1994
Roland M. Howell	85	Director	1995
William Haddon	70	Director	2001

Nominees for Election to Board of Directors

    The following information is furnished as of the Record Date. Each of the nominees for election to the Board of Directors is currently serving as a director of the Company.

    W. Bennett Collett has served as Chairman of the Board, Chief Executive Officer and a director of Freedom Financial Corporation ("Freedom") since its formation in 1985. Freedom was a bank holding company until January, 1988 at which time it sold its banking subsidiaries. Mr. Collett has served as President and as a director of Freedom Holding, Inc. ("Holding") since its formation in December, 1992. Holding's sole business currently is to hold shares of Freedom. Mr. Collett has been involved in the management of banking and financial service companies for over 23 years having been a principal of ten commercial banks. For 14 years Mr. Collett was a principal shareholder and chief executive officer of various banks and finance companies in Alabama, Arkansas, Georgia, Indiana and Missouri ranging in asset size from $1,000,000 to $250,000,000.

    Robert L. Hurd has served as President and a director of Freedom since July 1, 1991 and as President and as a director of Holding since April 20, 1998. Mr. Hurd has served as President and Chairman of General Health Care Corporation, a New Jersey based company in the health care apparel business, since February 13, 1995. From 1987 until 1991, Mr. Hurd was President and Chairman of Pacific Press & Shear Inc. a hydraulic press and shear manufacturer.

    W. Bennett Collett Jr. served as President of Freedom from 1988 to 1989. Since August 1989, Mr. Collett has served Freedom as Executive Vice President and Secretary. He has been a director of Freedom since its formation in 1985 and a director of Holding since April 20, 1998. He presently serves as Secretary and Treasurer of Holding. Mr. Collett is responsible for supervision of the Company's gaming operations (live jai-alai performances and inter tract wagering). W. Bennett Collett Jr. is the son of W. Bennett Collett.

    George W. Galloway Jr., a physician since 1958, served as the medical director of the emergency room at Kennestone Hospital in Marietta, Georgia from 1983 until his retirement in March, 1999.

    Roland M. Howell served in hotel management for over thirty years and was an owner and operator of hotels in Florida for approximately twenty years before his retirement in 1969. He is currently a private investor with investments primarily in municipal bonds, stocks, and real estate.

    Timothy L. Hensley served Freedom from 1988 to June 1998, in various capacities, including Executive Vice President, Treasurer and Director. Mr. Hensley was appointed to the Company's Board of Directors in February, 1997. Mr. Hensley served as Executive Vice President, Treasurer and Chief Financial Officer of the Company from 1993 until he resigned in June, 1998 to accept a position as Chief Financial Officer of Park Trust Development, a residential and commercial real estate development company.

    William C. Haddon, an attorney and certified public accountant, has been engaged in the private practice of law in Atlanta, Georgia since 1962. Mr. Haddon was elected to the board of directors on March 21, 2001.

    The Company's Board of Directors held two (2) meetings during 2000, which were attended by all of the directors. The Board of Directors has no standing nominating or compensation committees.

Report of the Audit Committee

    On January 10, 2001, the Board of Directors of the Company adopted resolutions creating an audit committee and adopting a written charter setting forth the audit committee's duties and responsibilities, a copy of which is attached as Appendix "A" to this Proxy Statement. The following persons, all of whom are independent directors of the Company within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers, have been elected to serve as members of the audit committee: Dr. George W. Galloway, Jr., Roland M. Howell and William C. Haddon.

    The Audit Committee of the Board of Directors of the Company serves as the representative of the Board for general oversight of the Company's financial accounting and reporting process, audit process, and system of internal control. The Company's management has primary responsibility for preparing the Company's financial statements and the Company's reporting process. The Company's independent accountants, King & Company, PSC, are responsible for expressing an opinion on the conformity of the Company's financial statements to generally accepted accounting principles.

    The Audit Committee reports as follows:

  •
  For the fiscal year ended December 31, 2000, the Company paid King & Company, PSC $44,935 in audit fees for the Company and its Company-sponsored pension plans, and $32,128 in other fees for income tax preparation, quarterly review of Form 10-Q and other items. The Company did not pay any fees for financial information systems design and implementation.

  •
  The Audit Committee has determined that the nonaudit services provided by King & Company, PSC was compatible with maintaining King & Company's independence.

  •
  The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

  •
  The Audit Committee has discussed with the Company's independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380).

  •
  The Audit Committee has received written disclosures from the Company's independent accountants required by Independence Standards Board Standard No.1 (Independence Standards Board Standards No. 1, Independent Discussions with Audit Committee) was received and discussions were held with the independent accountants concerning their independence.

    The Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

    The undersigned members of the Audit Committee have submitted this Report:

    William C. Haddon
    George W. Galloway, Jr.
    Roland M. Howell

Compliance with Section 16(a) of the Securities Exchange Act of 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten per cent (10%) of the Company's Common stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock. Officers, directors and greater than 10 percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based on a review of the copies of such reports and certain representations furnished to the Company, during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied.

Executive Compensation

    The following table sets forth all cash compensation paid by the Company for the fiscal years ended December 31, 2000, 1999, and 1998 to W. Bennett Collett, W. Bennett Collett, Jr. (W. B. Collett, Jr.), Robert L. Hurd, and Daniel Licciardi.

Summary Compensation Table

		Annual Compensation		Long Term Compensation
Name and Principal Position	Fiscal Year	Salary		Options/ SARS	All Other Compensation
W. Bennett Collett Chairman of the Board and Chief Executive Officer	2000 1999 1998	$ $ $	* * *	-0- 460,000 -0-	$50,000 -0- -0-
Robert L. Hurd President and Director	2000 1999 1998	$ $ $	** ** **	-0- 85,000 -0-	-0- -0- -0-
W. B. Collett, Jr. Executive Vice President and Director	2000 1999 1998	$ $ $	168,000 189,000 154,500	-0- 210,000 -0-
Daniel Licciardi Vice President-Pari-Mutuels Manager	2000 1999 1998	$ $ $	100,000 114,667 92,500	-0- 45,000 -0-	-0- -0- -0-

*
In September, 1997, the Company discontinued the salary payments to Mr. Collett and began paying $30,000 per month to Freedom Financial Corporation in lieu of paying a salary to Mr. Collett. The payments to Freedom Financial Corporation totaled $360,000 in each of 1997, 1998, and 1999. Mr. Collett is Chairman of the Board and Chief Executive Officer of Freedom Financial Corporation. There is no written employment or consulting agreement between the Company and Freedom Financial Corporation. In 2000, the Board of Directors authorized a performance bonus to Mr. Collett in the amount of $50,000 for his efforts in negotiating an $850,000 settlement of the Rincon Agreement.

**
In November, 1997, the Company discontinued salary payments to Mr. Hurd and began paying an average of $5,500 per month to Freedom Financial Corporation in lieu of paying a salary to Mr. Hurd. The payments to Freedom Financial Corporation totaled $83,000 in 1998. In January of 1999, the Company began paying $8,000 per month in lieu of salary. The payments to Freedom Financial Corporation totaled $96,000 in each of 1999 and 2000. Mr. Hurd is President of Freedom Financial Corporation. There is no written employment or consulting agreement between the Company and Freedom Financial Corporation.

Aggregated Option Exercises in Fiscal 2000
And Year-End Option Values

     Number of Securities
Underlying Unexercised
Options at Fiscal Year End

Name	Shares Acquired on Exercise (#)	Value Realized	Exercisable/ Unexercisable (#)
W. Bennett Collett	-0-	-0-	460,000/-0-
W. B. Collett, Jr.	-0-	-0-	210,000/-0-
Robert Hurd	-0-	-0-	85,000/-0-
Daniel Licciardi	-0-	-0-	45,000/-0-

Director Compensation

    The Company currently pays its non-management directors, Timothy L. Hensley, Dr. George W. Galloway, Jr., Roland M. Howell and William C. Haddon a $500 monthly fee. W. Bennett Collett, W. B. Collett, Jr., and Robert L. Hurd receive no directors fees.

Cancellation of Stock Options Granted Before 1999.

    On August 9, 1994, the Company adopted a Directors' Stock Option Plan under which each current and future director of the Company would receive an option to purchase 25,000 shares of Common Stock. No options granted pursuant to the Directors' Stock Option Plan were exercised and all options granted under the Plan were canceled effective November 2, 1998, with the consent of the option holders.

    On February 26, 1997, the Company adopted a Directors' Continuing Stock Option Plan under which each current and future director of the Company would be granted an option to purchase 10,000 shares of common Stock for each full or partial year that the director served as such before January 1, 1997 and for each full year as a director after December 31, 1996. No options granted pursuant to the Directors' Continuing Stock Option Plan were exercised and all options granted under the Plan were canceled effective November 2, 1998, with the consent of the option holders.

    On February 9, 1999, the Board of Directors rescinded the Company's Directors Stock Option Plan, which was adopted in 1994, and the Company's Directors Continuing Stock Option Plan, which was adopted in 1997.

1999 Stock Option Grants

    On February 9, 1999, the Board of Directors adopted a new Directors and Officers Stock Option Plan. On February 11, 1999 stock options were granted under the new plan to purchase shares of Common Stock for $1.125 per share, which was the last sales price of the Common Stock in the over-the-counter market on February 10, 1999.

Name and Title:	No. of Shares:
W. Bennett Collett Director, Chairman of the Board and Chief Executive Officer	460,000
Robert L. Hurd Director and President	85,000
W. B. Collett, Jr. Director, Executive Vice President and Secretary	210,000
Roland M. Howell Director	60,000
George W. Galloway Director	60,000
Timothy L. Hensley Director	60,000
Dan Licciardi Senior Vice President Florida Gaming Centers, Inc.	45,000

    The above options are exercisable, in whole or in part, from time to time, any time before August 11, 2004.

    The above options were granted to purchase stock at the market price prevailing on the date prior to the date of grant because the old options, which were canceled, were significantly out of the money and did not provide an incentive for the directors and officers to strive to contribute to the success of the Company.

Cancellation of Stock Options Granted in 2000

    On July 22, 2000, the Board of Directors granted options to officers and directors to purchase an aggregate of 1,275,000 shares of Common Stock for $0.63 a share, which was the last sales price of the Common Stock in the over-the-counter market on July 21, 2000, none of which were exercised. Because the book value of the Common Stock at September 30, 2000 was approximately $1.68 per share, the Board of Directors was concerned that the exercise of the options would substantially dilute the book value of the outstanding Common Stock. On January 10, 2001, the Board of Directors authorized the cancellation of such options and each officer and director to whom options were granted agreed to the cancellation. At the same time the Board of Directors issued the new stock options described below.

2001 Stock Option Grants

    On January 10, 2001, the Board of Directors granted options to the following officers and directors to purchase Common Stock for $1.75 per share.

Name and Title:	No. of Shares:
W. Bennett Collett Director, Chairman of the Board and Chief Executive Officer	500,000
Robert L. Hurd Director and President	50,000
W. B. Collett, Jr. Director, Executive Vice President and Secretary	150,000
Roland M. Howell Director	65,000
George W. Galloway Director	40,000
Timothy L. Hensley Director	17,500
James B. Williams Director Designate	17,500
Dan Licciardi Senior Vice President Florida Gaming Centers, Inc.	35,000

*
Mr. Williams was officially seated as a director on January 19, 2001. He subsequently resigned for personal reasons effective March 1, 2001.

    With the exception of James B. Williams, the above options are exercisable, in whole or in part, from time to time, any time after July 25, 2001 and before January 10, 2006. Mr. Williams' option is exercisable any time after July 25, 2001 and before March 1, 2002.

Indemnification

    Under Section 145 of the Delaware General Corporation Law, the Company has the power to indemnify directors and officers under certain prescribed circumstances and subject to certain limitations against certain costs and expenses, including attorney's fees, actually and reasonably incurred in connection with any action, suit or proceeding, whether civil, criminal, administrative, or investigative, to which any of them is a party by reason of his being a director or officer of the Company if it is determined that he acted in accordance with the applicable standard of conduct set forth in such statutory provisions. The Company's Bylaws provide that the Company shall indemnify each person who may be indemnified pursuant to Section 145, as amended from time to time (or any successor provision thereto), to the fullest extent permitted by Section 145. Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("The Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

Certain Relationships and Related Transactions

    Freedom and Holding may each be deemed to be a "parent" of the Company as such term is defined in the rules promulgated under the Securities and Exchange Act of 1934, by virtue of Freedom's beneficial ownership of 30.1% of the Common Stock of the Company and Holding's beneficial ownership of 95% of the Common Stock of Freedom.

    On November 10, 1998, the Board of Directors of the Company authorized the Company to borrow up to $1,500,000 from Freedom with the loan represented by a promissory note (the "Company Note") bearing interest at the rate of 15% per annum secured by a first lien on the shares of the Company's wholly-owned subsidiaries, Florida Gaming Centers, Inc. ("Centers") and Tara Club Estates, Inc. ("Tara") and by a second lien on substantially all of the Company's other assets. The Company Note is guaranteed by Centers and Tara with their guaranties secured by a second lien on substantially all of their respective assets. On November 24, 1998, the Company borrowed $1,135,000 from Freedom pursuant to the above arrangement. The Company Note is due on demand. As of December 31, 2000, the principal balance of the loan was $790,486.

    In April 1999, to stimulate lot sales and the construction of new homes in Tara Club Estates, W. Bennett Collett, the Company's Chairman, formed a joint venture called Tara Construction Co. (the "Joint Venture") with a builder. The Joint Venture borrowed $1,200,000 from two commercial banks to finance the purchase of lots and the construction of homes on the lots. The Company sold nine (9) lots to the Joint Venture for an aggregate of $431,000 cash and the Joint Venture pledged the lots to secure the bank loans. The sale of the lots to the Joint Venture resulted in a $212,445 profit to the Company. The Joint Venture commenced construction on eight (8) of the lots and subsequently sold three (3) of the lots and houses for an aggregate of $880,000, which resulted in a profit of $76,588. The Joint Venture paid $38,294, which was the Chairman's share of the profits, to the Company. The Company advanced $112,100 to the Joint Venture in 1999 and $451,039 to the Joint Venture in 2000, for an aggregate of $563,139, to help finance the construction of houses on five (5) of the lots. The five (5) houses are now 90% to 95% complete. In 2001, the Joint Venture transferred to the Company the five (5) lots and houses and the one (1) remaining lot, subject to the mortgages thereon totaling approximately $954,000. It is anticipated that the aggregate sales prices of the six lots and five houses will be more than sufficient to pay the mortgages, the Company's $563,139 loan to the Joint Venture and the estimated $20,000 cost of completing construction of the houses. Mr. Collett has agreed to personally indemnify the Company for the loss, if any, resulting from the transaction. As stated above, the Company has already made an aggregate profit on the above-described transaction of $250,739 ($212,445 in 1999 and $38,294 in 2000).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

    The following table sets forth certain information as of the Record Date concerning each stockholder known to the Company to own beneficially more than five percent of the outstanding Common Stock of the Company and information regarding beneficial ownership of Common Stock, the Class B Common Stock of Freedom, and the Common Stock of Holding by each director and executive officer, and all directors and executive officers as a group. Of the 1,973,484 shares of the Company's Common Stock currently held of record by Freedom, 1,400,000 shares have been pledged by Freedom to a bank to secure a $950,000 line of credit and most of the remaining shares have been pledged to other creditors.

	THE COMPANY			FREEDOM			HOLDING
Directors And Executive Officers	Number Of Shares (1)		Percent Of Class (2)	Number Of Shares (1)		Percent Of Class (3)	Number Of Shares (1)		Percent Of Class (4)
W.B. Collett	2,433,484	(5)	35.0%	1,109,011	(6)	95.0%	412.1		74.3%
Robert L Hurd	86,000	(7)	1.4%				54.3	(8)	9.8%
W.B.Collett, Jr	210,000	(16)	3.3%	—		—	87.9		15.9%
Roland M. Howell	856,669	(9,14)	13.1%	—		—	—		—
Timothy L. Hensley	60,000	(17)	<1%	—		—	—		—
George W. Galloway, Jr.	60,000	(18)	<1%	—		—	—		—
All current directors and Executive officers as a group (6 persons)(10)	3,706,153		48.0%	1,109,011		95.0%	554.30		100%
5% Beneficial Owners	Number Of Shares (1)		Percent Of Class (2)	Number Of Shares (1)	Percent Of Class (3)	Number Of Shares (1)	Percent Of Class (4)
Freedom Financial Corporation(11)	1,973,484		30.1%	N/A	N/A	N/A	N/A
BOK DPC Asset Holding Corporation(13)(5)	703,297		11.4%	N/A	N/A	N/A	N/A
Roland M. and Dorothy V. Howell(9)(14)	856,669		13.1%	N/A	N/A	N/A	N/A
Isle of Capri Casinos, Inc.*(15)	369,427	(12)	5.6%	N/A	N/A	N/A	N/A

*
Casino America, Inc. changed their name to Isle of Capri Casinos, Inc. on September 25, 1998

(1)
Based upon information furnished to the Company by the named person, and information contained in filings with the Securities and Exchange Commission (the "Commission"). Under the rules of the Commission, a person is deemed to beneficially own shares over which the person has or shares voting or investment power or which the person has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated, the named persons have sole voting and investment power with respect to shares shown by them.

(2)
Based on 6,189,395 shares outstanding as of the Record Date. Shares of Common Stock of the Company subject to options exercisable or preferred stock convertible within 60 days are deemed outstanding for computing the percentage of class of the person holding such options or preferred stock, but are not deemed outstanding for computing the percentage of class for any other person.

(3)
Based on 1,165,723 shares outstanding as of the Record Date. Class B Common Stock is the only class of Freedom's common capital stock issued and outstanding.

(4)
Based on 554.3 shares outstanding on the Record Date.

(5)
Includes 1,973,484 shares beneficially owned by Freedom, which includes 296,669 shares of the Company into which 1,000 shares of the Company's Series F Preferred Stock owned by Freedom are convertible and options granted to Mr. Collett to purchase 460,000 shares of the Company's common stock. Mr. Collett may be deemed to beneficially own the shares held by Freedom, although he disclaims beneficial ownership of such shares. Excludes 703,297 (11.4%) shares owned by BOK DPC Asset Holding Corporation which Mr. Collett, in his capacity as Chairman and Chief Executive Officer of the Company, holds an irrevocable proxy to vote. (See Note 13 below.) Mr. Collett can exert considerable influence over the election of the Company's directors and the outcome of corporate actions requiring stockholder approval.

(6)
Includes 1,109,011 shares owned by Holding. Mr. Collett may be deemed to beneficially own the shares held by Holding, although he disclaims beneficial ownership of such shares.

(7)
Includes 1,000 shares owned by the Hurd Family Partnership, L.P., of which Mr. Hurd is general partner. In addition, it includes Mr. Hurds option to purchase 85,000 shares.

(8)
Includes 54.3 shares owned by the Hurd Family Partnership, L.P., of which Mr. Hurd is general partner.

(9)
Includes 296,669 shares of common stock into which 1,000 shares of the Company's Series F Preferred Stock owned jointly by Mr. and Mrs. Howell are convertible, options to purchase 60,000 shares of the Company's common stock granted to Mr. Howell, and 500,000 shares owned of record by Mr. and Mrs. Howell either individually or jointly.

(10)
Includes 1,528,338 shares which may be acquired by all directors and executive officers as a group.

(11)
See Note (5). The address of Freedom Financial Corporation and Freedom Holding, Inc. is 2669 Charlestown Road, Suite D, New Albany, Indiana 47150. The business address of W. B. Collett is 1750 South Kings Highway, Fort Pierce, Florida 34945-3099.

(12)
Isle of Capri Casinos, Inc. owns 27,707 shares of Freedom's 7% Series AA Mandatorily Redeemable Preferred Stock. (the "Freedom Preferred Stock"). Until December 4, 2000, the Freedom Preferred Stock was convertible into 184,713 shares of the Company's Common Stock owned by Freedom if at the time of conversion Florida law permits casino style gaming in Florida and 369,427 shares if at the time of conversion Florida law does not permit casino style gaming in Florida.

(13)
BOK DPC Asset Holding Corporation's address is Bank of Oklahoma Tower, P.O. Box 2300, Tulsa Oklahoma 74192. The Company's wholly-owned subsidiary, Florida Gaming Centers, Inc., owns three (3) pari-mutuel licenses and Florida law prohibits any person from owning more than 5% of the Issuer's common stock unless the Florida Department of Business and Professional Regulation (the "Department") approves such ownership. As a condition to BOK DPC Asset Holding Corporation ("DPC") acquiring the 703,297 (11.4%) shares of the Common Stock without the Department's approval, the Department required DPC to escrow the shares and to grant an irrevocable proxy to the Chairman of the Board and Chief Executive Officer of the Issuer to vote the shares until such time as DPC either disposes of the shares that are in excess of 5% of the Issuer's shares or obtains the approval of the Department to own more than 5% of the Issuer's shares.

(14)
Roland M. and Dorothy V. Howell's address is Plaza Venetia, Suite 22 A-B, Miami, Florida 33132.

(15)
Isle of Capri Casinos, Inc. address is 711 Washington Loop, Biloxi,Mississippi 39530.

(16)
Includes options to purchase 210,000 shares.

(17)
Includes options to purchase 60,000 shares.

INDEPENDENT PUBLIC ACCOUNTANTS

    King & Company, PSC serves as the Company's independent public accountants and audited the Company's financial statements for the fiscal years ended December 31, 1995 through December 31, 2000. It is anticipated that a representative of King & Company PSC will be present at the Annual Meeting, will have an opportunity to make a statement should he desire to do so, and will be available to respond to appropriate questions.

REPURCHASE OF PREFERRED STOCK

    Prior to December 1, 2000, Legong Investments, NV owned 50 shares of the Company's Series B Convertible Preferred Stock and 1,800 shares of the Company's Series E Convertible Preferred Stock, and GPS Fund, Ltd. owned 150 shares of the Company's Series E Convertible Preferred Stock.

    An arbitration proceeding was commenced by Legong Investments, NV to convert its shares of Series B and E Preferred Stock, including unpaid cumulative dividends thereon, into shares of the Company's common stock at a conversion price of less than $1.00 per share for the common stock, which conversion price was substantially less than the approximate $1.68 book value per share of the Company's common stock at September 30, 2000.

    On December 1, 2000, in conjunction of the dismissal of the arbitration proceeding, the Company repurchased 50 shares of its Series B Convertible Preferred Stock and 1,800 shares of its Series E Convertible Preferred Stock from Legong Investments, NV, and 150 shares of its Series E Convertible Preferred Stock from GPS Fund, Ltd. for an aggregate purchase price (including cumulative dividends) of $2,923,000, which was equal to $1.12 for each share of common stock claimed by Legong Investments, NV and GPS Fund, Ltd.

    The aggregate purchase price was paid $1,298,000 in cash and by the delivery of a promissory note for $1,647,738 (including $22,738 attorney fees) bearing interest at the rate of 15% per annum with interest payable monthly. Principal on the note is payable $50,000 per month with a balloon payment for the unpaid principal balance payable on February 2, 2002. The note is secured by real estate located adjacent to the Company's Ft. Pierce, Florida Jai-Alai facility and automatically becomes due upon the sale or refinancing of any gaming properties owned by the Company or its subsidiaries resulting, in the aggregate, $2,000,000 or more after repayment of all obligations related to the properties being sold or refinanced. W. Bennett Collett, Chairman of the Board and President of the Company, personally guaranteed the payment of $812,500 of the note. The note is convertible from time to time, either in whole or in part, at the option of the holder thereof into shares of the Company's common stock valued at $2.00 each; provided, however, that the aggregate number of shares of the Company's common stock issuable upon conversion shall not exceed 4.9% of the Company's then issued and outstanding shares of common stock. The Company delivered an irrevocable order to its transfer agent authorizing the conversion upon request of the holder.

    The Company financed $300,000 of the repurchase price paid for shares of Series E Convertible Preferred Stock owned by GPS Fund, Ltd. and the shares of Series B and E Convertible Preferred Stock owned by Legong Investments, NV by the sale of 100 shares of Series E Convertible Preferred Stock to each of (i) Roland Howell, a director of the Company, (ii) Freedom Financial Corporation, the Company's parent, and (iii) two unaffiliated individuals.

EXPENSES OF SOLICITATION

    All expenses incurred in connection with the solicitation of proxies will be borne by the Company. The Company will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock held in their names. Solicitation may be undertaken by mail, telephone and personal contact by directors, officers and employees of the Company without additional compensation.

STOCKHOLDERS' PROPOSALS FOR 2002 ANNUAL MEETING

    Proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and must provide notice of the intent to make such proposal by personal delivery or mail to the Secretary of the Company not later than January 23, 2002.

OTHER INFORMATION

    Management does not know of any matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the meeting. As to any other matter or proposal that may properly come before the meeting, it is intended that proxies solicited will be voted in accordance with the discretion of the proxy holders. The form of proxy and the proxy statement have been approved by the Board of Directors and are being mailed and delivered to stockholders by its authority.

    A copy of the Company's Form 10-KSB for the year ended December 31, 2000, without exhibits, is being delivered with this proxy statement. A copy of the Company's Form 10-KSB/A for the year ended December 31, 1999 can also be obtained without charge by writing to: Mrs. Kim Tharp, Assistant Secretary, Florida Gaming Corporation, 2669 Charlestown Road, Suite D, New Albany, Indiana 47150 or by calling (502) 589-2000.

APPENDIX A

FLORIDA GAMING CORPORATION
AUDIT COMMITTEE CHARTER

Responsibilities of the Audit Committee

    The Audit Committee is charged with oversight of the Company's financial reporting process, the system of the Company's internal financial controls, and the audit process.

Organization of the Audit Committee

    The Audit Committee shall consist of three directors of the Company to be elected annually by the Board of Directors, each of whom shall be an independent director of the Company within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers.

    The Audit Committee shall elect one of its members to serve as Chairman of the Committee and one to serve as Secretary of the Committee.

Meetings of the Audit Committee

    As many meetings of the Audit Committee shall be held as are needed to enable the Audit Committee to fulfill its duties and responsibilities. Meetings may be called by the Chairman of the Committee or by any two members of the Committee by giving oral or written notice of the meeting to all of the other members of the Committee not less than two days prior to the meeting. A majority of the members of the Audit Committee shall constitute a quorum for the purpose of transacting business.

    Meetings of the Audit Committee may be held in person or by telephonic communications which permit each participating member of the Committee to communicate with all of the other participating members of the Committee.

    The Chairman of the Audit Committee shall preside at all meetings of the Audit Committee. If the Chairman is absent, the other members of the Committee shall select one of them to serve as Chairman.

    The Secretary of the Audit Committee shall keep written minutes of each meeting. The minutes shall be signed by the Secretary and the Chairman and placed in the Company's minute book. If the Secretary if absent, the other members of the Committee shall select one of them to serve as Secretary of the Meeting.

Duties and Responsibilities of the Audit Committee

    The Audit Committee shall:

  •
  Review the adequacy of the Company's internal financial control structure.

  •
  Review the activities, organizational structure and qualifications of the Company's internal audit function.

  •
  Recommend appointment of the Company's external auditors.

  •
  Receive the written disclosures and the letter from the Company's external auditors required by Independence Standards Board Standard No. 1.

  •
  Review the Company's external auditors' fee arrangements.

  •
  Review the Company's external auditors' proposed audit scope and approach.

  •
  Discuss with the Company's external auditors the matters required to be discussed by SAS 61.

  •
  Review the performance of the Company's external auditors.

  •
  Conduct a review of the Company's financial statements, including Management's Discussion and Analysis, and audit findings, including significant suggestions for improvements to management by the external auditors.

  •
  Review and discuss the Company's audited financial statements with management.

  •
  If satisfied with the audited financial statements, recommend to the Board of Directors their inclusion in the Company's Annual Report on Form 10-KSB.

  •
  Review the Company's interim financial reports.

  •
  Review with the Company's counsel any legal matters that could have a significant impact on the Company's financial statements.

  •
  Review the findings of any examinations by regulatory agencies.

  •
  Review the Company's policies and procedures in effect for the review of officers' expenses and perquisites.

  •
  If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.

  •
  Perform other oversight functions as requested by the full Board of Directors.

Reports Required by the Audit Committee

    The Audit Committee shall regularly update the Board of Directors about the activities of the Audit Committee.

This Proxy is Solicited by the Board of Directors
 FLORIDA GAMING CORPORATION (the "Corporation")

   The undersigned hereby appoints Robert L. Hurd and W. B. Collett, Jr., or either of them (with full power to act alone), as proxies, with the Corporation's Chief Executive Officer retaining the power of substitution should either of them be unable to serve, to represent and to vote all of the stock of the Corporation held of record or which the undersigned is otherwise entitled to vote, at the close of business on May 14, 2001, at the 2001 Annual Meeting of Stockholders to be held at the Clubhouse at Tara Club Estates, 100 Tara Blvd., Loganville, GA 30052 on June 13, 2001 at 3:00 P.M. (local time) and at any adjournments thereof, with all the powers the undersigned would possess if personally present, as follows:

1.	ELECTION OF DIRECTORS
	/ / FOR all nominees listed below (except as marked to the contrary below)	/ / WITHHOLD AUTHORITY to vote for all nominees listed below

W. Bennett Collett, W. Bennett Collett, Jr., George W. Galloway, Jr.,
Timothy L. Hensley, Roland M. Howell, Robert L. Hurd and William C. Haddon

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEES,
WRITE THE NOMINEE'S NAME ON THE LINE BELOW)

2.	PROPOSAL TO RATIFY THE APPOINTMENT OF KING & COMPANY AS INDEPENDENT AUDITORS OF THE CORPORATION FOR THE YEAR ENDED DECEMBER 31, 2001.
/ / FOR / / AGAINST / / ABSTAIN

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED AND IN ACCORDANCE WITH THE ACCOMPANYING PROXY STATEMENT. IF NO INSTRUCTION IS INDICATED, THIS SIGNED AND DATED PROXY WILL BE VOTED "FOR" ALL OF THE NOMINEES LISTED IN ITEM 1 AND "FOR" ITEM 2.

Signature
Additional signature, if held jointly
Dated:             , 2001
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENVELOPE PROVIDED
Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized officer.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS Meeting Date: June 13, 2001
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
INDEPENDENT PUBLIC ACCOUNTANTS
REPURCHASE OF PREFERRED STOCK
EXPENSES OF SOLICITATION
STOCKHOLDERS' PROPOSALS FOR 2002 ANNUAL MEETING
OTHER INFORMATION
APPENDIX A FLORIDA GAMING CORPORATION AUDIT COMMITTEE CHARTER